SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 24, 2002

COVANSYS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

MICHIGAN
(State or Other Jurisdiction of Incorporation)

0-22141 (Commission File Number)	38-2606945 (I.R.S. Employer Identification Number)

32605 WEST TWELVE MILE ROAD, SUITE 250, FARMINGTON HILLS, MI 48334
(Address of Principal Executive Office)   (Zip Code)

(248) 488-2088
(Registrant’s Telephone Number, Including Area Code)

None

(Former Name and Former Address, if Changed Since Last Report)

Item 5. OTHER EVENTS

On October 24, 2002 Covansys Corporation (NASDAQ: “CVNS”) issued a press release announcing its earnings for the quarter ended September 30, 2002. The entirety of the press release is attached to this report as an exhibit.

Exhibit No.	Description

99.1	Press Release Dated October 24, 2002

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Covansys Corporation
Dated: November 6, 2002
By: /s/ Michael S. Duffey Michael S. Duffey Chief Financial Officer